                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  SCHEDULE 14A

                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:
[X]  Preliminary Proxy Statement
[_]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE
     14A-6(E)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to ss.240.14a-12

                                ZONE 4 PLAY, INC.
--------------------------------------------------------------------------------
                (Name of registrant as specified in its charter)

--------------------------------------------------------------------------------
    (Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.
[_]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

          PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED
          IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A
          CURRENTLY VALID OMB CONTROL NUMBER.

                                ZONE 4 PLAY, INC.
                                Israel R&D Center
                             Kyriat Atidim, Bldg. 2
                             Tel Aviv 61580, Israel

                                                                  March 17, 2008

To Our Stockholders:

You are cordially invited to attend a Stockholders Special Meeting in Lieu of an
Annual Meeting, to be held at 5:00 PM local time, on Monday, April 14, 2008, at our offices at Israel R&D Center, Kyriat Atidim, Bldg. 2, Tel Aviv 61580,
Israel.

The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the meeting.

It is important that your shares be represented at this meeting to assure the presence of a quorum. Whether or not you plan to attend the meeting, we hope that you will have your stock represented by voting AS SOON AS POSSIBLE, by signing, dating and returning your proxy card in the enclosed envelope. Your stock will be voted in accordance with the instructions you have given in your proxy.

Thank you for your continued support.

                                Sincerely,

                                /s/ Steve Baker
                                -----------------------
                                CHIEF EXECUTIVE OFFICER AND CORPORATE SECRETARY

                                     - 2 -

                                ZONE 4 PLAY, INC.
                                Israel R&D Center
                             Kyriat Atidim, Bldg. 2
                             Tel Aviv 61580, Israel

     NOTICE OF SPECIAL MEETING IN LIEU OF AN ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 14, 2008

Special Meeting in Lieu of an Annual Meeting of Stockholders of Zone 4 Play,
Inc., a Nevada corporation, will be held at 5:00 PM, local time, on Monday,
April 14, 2008, at our offices at Israel R&D Center, Kyriat Atidim, Bldg. 2, Tel
Aviv 61580, Israel, for the following purposes:

     (1)  To re-elect the current members of the board of directors, comprised of four (4) directors, to serve until the next annual meeting of stockholders and until their respective successors shall have been duly elected and qualified;

     (2)  To amend the articles of incorporation and change the name of the
          Company from Zone 4 Play to Win Gaming Media, Inc.;

     (3)  To approve the Convertible Loan Agreement between the Company and Mr.
          Shimon Citron, and related ancillary agreements, jointly referred to as the Loan Agreement Documents; and

     (4)  To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The holders of our common stock, $0.001 par value per share, or the Common
Stock, of record at the close of business on March 17, 2008, are entitled to notice of and to vote at our special meeting in lieu of an annual meeting or any adjournment or adjournments thereof. The meeting may be adjourned from time to time without notice other than by announcement at the meeting; PROVIDED,
HOWEVER, that our board of directors must fix a new record date if the meeting is adjourned to a date more than 60 days later than the date set for the original meeting. If a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record as of the new record date.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF
SHARES YOU MAY HOLD. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON,
PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE
ENCLOSED RETURN ENVELOPE. THE PROMPT RETURN OF PROXIES WILL ENSURE A QUORUM AND
SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION. EACH PROXY GRANTED MAY BE
REVOKED BY THE STOCKHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED.
IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN
DIFFERENT NAMES OR ADDRESSES, EACH PROXY SHOULD BE SIGNED AND RETURNED TO ENSURE
THAT ALL OF YOUR SHARES WILL BE VOTED.

                                 By Order of the Board of Directors

                                 /s/ Steve Baker
                                 -----------------------
                                 CHIEF EXECUTIVE OFFICER AND CORPORATE SECRETARY

Tel Aviv, Israel
March 17, 2008

                                ZONE 4 PLAY, INC.
                                Israel R&D Center
                             Kyriat Atidim, Bldg. 2
                             Tel Aviv 61580, Israel

                                 PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation by the board of directors, or board, of Zone 4 Play, Inc., a Nevada corporation, referred to herein as "Zone4Play", "the Company" "we", "us" or "our", of proxies to be voted at special meeting in lieu of an annual meeting of our stockholders to be held on Monday, April 14, 2008, referred to herein as the Meeting, at our offices at Israel R&D Center, Kyriat Atidim, Bldg. 2, Tel Aviv 61580, Israel,
and at any adjournment or adjournments thereof. The holders of record of our
Common Stock, as of the close of business on March 17, 2008, or the Record Date, will be entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof. As of the Record Date, there were 32,319,031 shares of our
Common Stock issued and outstanding and entitled to vote. Each share of our
Common Stock is entitled to one vote on any matter presented at the Meeting.

If proxies in the accompanying form are properly voted and received, the shares of our Common Stock represented thereby will be voted in the manner specified therein. If not otherwise specified, the shares of our Common Stock represented by the proxies will be voted: (1) FOR the re-election of the four individuals named below as directors; and (2) FOR the amendment of the Company's Articles of
Incorporation to effectuate a name change of the Company from Zone 4 Play, Inc.
to Win Gaming Media, Inc.; (3) FOR the approval of the transaction by and between us and Mr. Citron; and (4) in the discretion of the persons named in the enclosed form of proxy, on any other proposals which may properly come before the Meeting or any adjournment or adjournments thereof. Any stockholder who has submitted a proxy may revoke it at any time before it is voted, by written notice addressed to and received by our Corporate Secretary, at the address above, by submitting a duly executed proxy bearing a later date or by electing to vote in person at the Meeting. The mere presence at the Meeting of the person appointing a proxy does not, however, revoke the appointment.

The presence, in person or by proxy, of holders of shares of our Common Stock having a majority of the votes entitled to be cast at the Meeting shall constitute a quorum. Abstentions are included in the shares present at the
Meeting for purposes of determining whether a quorum is present. Broker non-votes, or when shares are represented at the Meeting by a proxy specifically conferring only limited authority to vote on certain matters and no authority to vote on other matters, are included in the determination of the number of shares represented at the Meeting for purposes of determining whether a quorum is present but are not counted for purposes of determining whether a proposal has been approved in matters where the proxy does not confer the authority to vote on such proposal, and thus have no effect on its outcome for matters requiring a plurality of votes or affirmative votes of a majority of shares present and voting on the matter. Because the amendment to the articles of incorporation and the election of directors are "routine" matters, brokers have discretion to vote these matters provided the broker giving or authorizing the giving of the proxy has no knowledge of any contest as to the action to be taken at the meeting and provided such action is adequately disclosed to stockholders and does not include authorization for a merger, consolidation or any other matter which may affect substantially the rights or privileges of such stock.

On or about April 1, 2008, this proxy statement, together with the related proxy card, is being mailed to our stockholders of record as of the Record Date. Our annual report to our stockholders for the fiscal year ended December 31, 2007, or fiscal 2007, including our financial statements, will be mailed to all of our stockholders of record as of the Record Date together with the proxy statement.
In addition, we will provided brokers, dealers, banks, voting trustees and their nominees, at our expense, with additional copies of our annual report so that our record holders could supply these materials to our beneficial owners as of the Record Date.

                                   PROPOSAL 1

                        RE-ELECTION OF ELECTED DIRECTORS

                 OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
         RE-ELECTION OF EACH OF THE NOMINEES FOR THE BOARD OF DIRECTORS.

At the Meeting, four presiding directors are to be re-elected. This number shall constitute our entire board of directors, to hold office until the next annual meeting of stockholders and until their successors shall have been duly elected and qualified. The affirmative vote by the holders of a plurality of the shares of our Common Stock represented at the Meeting is required for the election of directors, provided a quorum is present in person or by proxy. Plurality means that the four individuals who receive the largest number of votes cast "FOR"
will continue to serve as directors, even though such individuals may not receive a majority of the votes cast.

Unless otherwise specified in the proxy, it is the intention of the persons named in the enclosed form of proxy to vote the stock represented thereby for re-election as directors, each of the individuals whose names and biographies appear below. All of the individuals whose names and biographies appear below are presently our directors. In the event any of the individuals should become unavailable or unable to serve as a director, it is intended that votes will be cast for a substitute individuals designated by our board of directors. Our board has no reason to believe that the individuals named will be unable to serve if elected. Each individual has consented to being named in this proxy statement and to serve if affirmed.

The following are the nominees for election to our board, and all of these nominees are current members of our board:

      NAME              AGE      DIRECTOR SINCE   POSITION WITH ZONE4PLAY
-------------------  ---------  ---------------- --------------------------------------

Shimon Citron           52           2001        Director

Adiv Baruch             44           2006        Director

Niv Zilberstein         42           2007        Director

Steve Baker             55           2007        Director and Chief Executive Officer

The principal occupations and business experience of each director and nominee for at least the past five years is as follows:

SHIMON CITRON. Mr. Citron founded Zone4Play in 2001 and he has held the positions of Chief Executive Officer and director since Zone4Play's inception and until May 8, 2007 when he ceased to be Chief Executive Officer. From 1999 to
2001, Mr. Citron was the founder and President of Gigi Media Ltd., a private company based in Israel engaged in development of Internet search engines. From
1994 to 1999, he managed his own private investments in a number of startup companies in Israel.

ADIV BARUCH. Mr. Baruch is the President and Chief Executive Officer of Pinpoint
Advance Corp. In addition, Mr. Baruch is actively involved as the Chairman of the Israeli Export Institute Hi-Tech and Telecom Division. Prior to Joining
Pinpoint Mr. Baruch served as the President and Chief Executive Officer BOS
Better On-Line Solutions Ltd. Prior to joining BOS Mr. Baruch served as
Executive Vice President Business Development of Ness Technologies, the largest
IT firm in Israel, and is considered one of the founding members of that company. Mr. Baruch is also a former partner and active director of IPEX, acquired by Ness. Mr. Baruch has served in the capacity of founder, executive, and director for several IT companies and Internet start-ups, and was significantly involved in the M&A process for such companies and in assisting them in their global expansion.

                                     - 2 -

NIV ZILBERSTEIN. Since 2003, Mr. Zilberstein has been the Vice President,
Operations & Logistics for Pelephone Communication Ltd., one of Israel's leading wireless communications companies. He is also a member of Pelephone's executive board. Mr. Zilberstein holds a B.A. degree in behavioral sciences and human resources management from the College of Management in Israel and an MBA degree from Bar Ilan University.

STEVE BAKER. Mr. Baker has been serving as our Chief executive Officer and
Corporate Secretary since March 10, 2008. Since March 2007 Mr. Baker has been the Executive in Residence at RHO Canada, a venture capital firm dedicated to backing leading, early-stage technology-based companies in Canada. Prior to this, since 2001, he was CEO of CyberWorld Group, a leading marketing and back office services provider to the internet-gaming industry. Mr. Baker is also the
CEO and Founder of Chrysalis-ITS Inc., a pioneer in internet security and encryption systems and Founder and CEO of Emanation Control Limited, a leader in the intelligence countermeasures sector. Mr. Baker attended Carleton University in Ottawa, Canada.

                                   PROPOSAL 2

     AMENDMENT TO ARTICLES OF INCORPORATION TO EFFECTUATE A NAME CHANGE FROM
                   ZONE4PLAY, INC. TO WIN GAMING MEDIA, INC.

                 OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
         THE AMENDMENT OF THE ARTICLES OF INCORPORATION AND NAME CHANGE

At the Meeting, the shareholders will be asked to approve the filing of an amendment to the Company's articles of incorporation to effectuate a name change of the Company from Zone4Play, Inc. to Win Gaming Media, Inc.; The affirmative vote of a majority of shares of our Common Stock represented at the Meeting is required in order to approve such amendment.

The filing of an amendment to the Company's articles of incorporation which is required to effectuate the change of the Company's name from Zone 4 Play., Inc.
to Win Gaming Media, Inc. was recommended by a majority of the Board and approved by a Board resolution dated March 10, 2008.

The management and the Board believe that the name change to Win Gaming Media,
Inc. would be in the best interest of the Company and better and more accurately depict the Company's current activity and the transition from a highly-fragmented organization to a more focused entity. It would also present an improved and consistent brand-image and appeal.

                                   PROPOSAL 3

           APPROVE THE CONVERTIBLE DEBT TRANSACTION WITH SHIMON CITRON

                 OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                THE APPROVAL OF THE CONVERTIBLE DEBT TRANSACTION

At the Meeting the shareholders will be asked to approve the Convertible Debt transaction with Mr. Shimon Citron. The transaction is documented by a
Convertible Loan Agreement, a Convertible Promissory Note, a Security Agreement
and a Common Stock Purchase Warrant, all of which are dated as of March 6, 2008 and are collectively referred to as the Loan Agreement Documents. The transaction was approved on March 10, 2008 by a majority of the Board (not including the vote of Mr. Citron who is a director and an interested party in the transaction). The Board recommended that the Shareholders approve the transaction as being in the best interests of the Company. The affirmative vote of a majority of shares of our Common Stock represented at the Meeting is required in order to approve the Loan Agreement Documents.

Under the Loan Agreement Documents, Mr. Citron would provide the Company with a loan in the aggregate principal amount of $500,000, which is to be advanced to the Company in seven monthly installments of different amounts commencing
February 24, 2008 and ending July 9, 2008. As of the date hereof, payments in the aggregate amount of $100,000 have been transferred to the Company. If the transaction is not approved by the shareholders at the Meeting, Mr. Citron will have the right to convert any amount already advanced to the Company into shares of the Company's Common Stock and Warrants to purchase shares of Common Stock.

                                     - 3 -

In addition, the parties agreed to the following in the Loan Agreement
Documents:

o    The Company would issue a Secured Promissory Note to Mr. Citron, which Note shall be convertible into shares of the Company's Common Stock at a per-share conversion price equal to the average closing price of the
     Company's Common Stock for the five trading days preceding the date on which the first monthly installment if advanced by Mr. Citron. The first advance occurred on February 24, 2008. The conversion price per share, based on the foregoing formula, is $0.0595 per share of Common Stock. The
     Note will accrue interest at a rate of 15% per annum. Payment of principal and interest by the Company will be payable in cash, or at the election of
     Mr. Citron in shares of Common Stock valued at $0.0595. The Note also contains customary events of default, including receivership or bankruptcy proceedings, judgments in access of $100,000, and certain trading and SEC suspensions. The Note Matures on February 24, 2009.

o    The Company would issue to Mr. Citron a five-year Common Stock Purchase
     Warrant to purchase up to $500,000 worth of shares of Common Stock of the
     Company, calculated as $500,000 divided by the conversion price set forth above. The Warrant would permit the purchase of 8,403,361 shares of Common
     Stock at an price of $0.0595 per share.

o    The Company would enter a Security Agreement to secure the performance by the Company of its obligations under the Loan Agreement Documents. The
     Company has agreed to grant to Mr. Citron a first ranking priority security interest in substantially all of the assets of the Company.

o    In addition, the Company would agree to file within 60 days of conversion of the Notes a registration statement with the Securities and Exchange
     Commission, or SEC, to register resales of the shares issued to Mr. Citron under the Note and the Warrant. Mr. Citron will have the option for one year from the effective date of such registration statement to purchase up to an additional $500,000 worth of Common Stock and Warrants at a price of
     $0.0595 per share.

Copies of the Loan Agreement Documents were furnished with our current report on
Form 8-k, furnished to the SEC on March 14, 2008.

                         CORPORATE GOVERNANCE GUIDELINES

Because we are not listed on any stock market, we technically are not subject to a number of corporate governance guidelines. Nevertheless, our board recently has reviewed our governance practices in light of the Sarbanes-Oxley Act of 2002 and the rules and regulations of the Securities and Exchange Commission, or the
SEC. We have voluntarily adopted a number of corporate governance guidelines and practices. There are others, however, that we have not adopted because we feel that they are impractical for a company of our size.

Our board of directors has adopted the following corporate governance guidelines to assist it in the exercise of its duties and responsibilities and to serve the best interests of Zone4Play and its stockholders. These guidelines, which provide a framework for the conduct of our board's business, include that:

     o    the principal responsibility of the directors is to oversee the management of Zone4Play;

     o    our outside directors will meet regularly in executive session; and

     o    our directors have full and free access to management and, as necessary and appropriate, independent advisors.

                                     - 4 -

                COMMITTEES AND MEETINGS OF OUR BOARD OF DIRECTORS

Our Board of Directors held 11 meetings during fiscal 2007. Throughout this period, each member of our board who was a director in fiscal 2007 attended or participated in at least 75% of the aggregate of the total number of regularly scheduled meetings of our Board held during the period for which such person has been a director, and the total number of meetings held by all committees of our
Board on which each the director served during the periods the director served.
Our Board of Directors has two standing committees: the Audit Committee and the
Compensation Committee.

COMPENSATION COMMITTEE. The members of our Compensation Committee are Messrs.
Shimon Citron and Niv Zilberstein. Our Compensation Committee held one meeting during fiscal 2007. The Compensation Committee does not have a charter. Our
Compensation Committee will make recommendations concerning salaries and incentive compensation for our management and our employees. The primary responsibilities of our Compensation Committee include:

     o    annually reviewing and approving corporate goals and objectives relevant to CEO compensation;

     o    reviewing and approving, or recommending for approval by our board, the salaries and incentive compensation of our executive officers;

     o    administering our 2004 Global Share Option Plan; and

     o    reviewing and making recommendations to our board with respect to director compensation.

AUDIT COMMITTEE. The sole member of our Audit Committee is Mr. Adiv Baruch. Our
Board has determined that Mr. Adiv Baruch satisfies the definition of an "audit committee financial expert" as set forth in Item 407 of Regulation S-K promulgated by the SEC due to his experience as described above. The Audit
Committee operates under a charter that has been approved by our Board. The primary responsibilities of our Audit Committee include:

     o    appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

     o    overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of certain reports from our independent registered public accounting firm;

     o    reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

     o    monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

     o    overseeing our internal audit function;

     o    discussing our risk management policies;

     o    establishing policies regarding hiring employees from our independent registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;

     o    meeting independently with our internal auditing staff, independent registered public accounting firm and management; and

     o    preparing the audit committee report required by SEC rules, which is included on page 6 of this proxy statement.

NOMINATING/CORPORATE GOVERNANCE COMMITTEE; DIRECTOR CANDIDATES. Zone4Play does not have a Nominating Committee or Corporate Governance Committee or any
committees of a similar nature, nor any charter governing the nomination process. Our Board does not believe that such committees are needed for a company our size. However, our outside directors, Messrs. Baruch and
Zilberstein, will consider stockholder suggestions for additions to our board.

                                     - 5 -

In considering whether to recommend any particular candidate for inclusion in the Board's slate of recommended director nominees, our outside directors will apply criteria including the candidate's integrity, business acumen, knowledge of our business and industry, age, experience, diligence, conflicts of interest and the ability to act in the interests of all stockholders. No particular criterion will be a prerequisite or will be assigned a specific weight. We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the board to fulfill its responsibilities.

Stockholders may recommend individuals to any one of our outside directors by submitting their names, together with appropriate biographical information and background materials and a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5% of our Common Stock for at least one year as of the date such recommendation is made. Such requests should be addressed to any of our outside directors c/o
Zone4Play at the address on the first page of this proxy statement.

In fiscal 2007, we did not pay a fee to any third party to identify or evaluate, or assist in identifying or evaluating, potential nominees for our board. We have not received any recommendations from stockholders for Board nominees.

                  COMMUNICATING WITH OUR INDEPENDENT DIRECTORS

Our Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Mr. Steve
Baker as Acting President and CEO, with the assistance of our outside counsel, is primarily responsible for monitoring communications from our stockholders and for providing copies or summaries to the other directors as he considers appropriate. Communications are forwarded to all directors if they relate to substantive matters and include suggestions or comments that Mr. Steve Baker considers to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications.

Stockholders who wish to send communications on any topic to our board should address such communications to: Board of Directors c/o Zone4Play at the address on the first page of this proxy statement.

              ATTENDANCE AT SPECIAL AND ANNUAL STOCKHOLDER MEETINGS

We encourage our directors to attend our special and annual stockholders meetings. We did not have an annual meeting of stockholders in 2006 or 2007.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE FOR FISCAL 2007 AND FISCAl 2006

The following Summary Compensation Table sets forth information concerning compensation during fiscal 2007 for services in all capacities awarded to, earned by or paid to Mr. Citron, and Mr. Levy who served as our Chief Executive
Officer and Chief Financial Officer, respectively throughout the period. No other executive officers who were serving as our executive officers at the end of fiscal 2007 received more than $100,000 in salary and bonus in fiscal 2007, and there were no individuals for whom disclosure would have been provided but for the fact that the individual was not serving as an executive officer at the end of fiscal 2007.

                                     - 6 -

NAME AND PRINCIPAL
POSITION                YEAR               SALARY ($)          BONUS ($)     OPTION AWARDS ($)(1)      TOTAL ($)
--------                ----               ----------          ---------     --------------------      ---------

Shimon Citron,
Chief Executive         2006               190,408             305,727            1,157,545           1,653,680
Officer (2)             2007               168,420                   0               42,020             210,440

Uri Levy,
Chief Financial
Officer and Chief       2006               114,318                   0              111,130             225,448
Executive Officer (3)   2007               109,559                                   50,258             159,817

(1)  The dollar value recognized for the stock option awards was determined in accordance with SFAS123(R).For a disclosure of the assumptions made in the valuation please refer to footnote 2(i) in our financial statements sent together with this proxy statement.

(2)  Mr. Citron served as our Chief Executive Officer until May 8, 2007.

(3)  Mr. Levy served as our Acting Chief Executive Officer from May 10, 2007 and until November 15, 2007.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2007

The following table presents the outstanding equity awards held as of December
31, 2007 by our Chief Executive Officer and Chief Financial Officer. All such awards were stock options.

---------------------------------------------------------------------------------------------------------
                          Number of Securities Underlying
                                Unexercised Options
---------------------------------------------------------------------------------------------------------
NAME                        EXERCISABLE    UNEXERCISABLE   EXERCISE PRICE             EXPIRATION DATE
-------------------------   ------------   ------------   ----------------------   ----------------------
Shimon Citron                 1,863,000              -           $ 1.15             July 31, 2010
-------------------------   ------------   ------------   ----------------------   ----------------------
                                575,000              -           $0.575             July 31, 2010
-------------------------   ------------   ------------   ----------------------   ----------------------
                                200,000              -           $ 0.55             December 31, 2014
-------------------------   ------------   ------------   ----------------------   ----------------------
Uri Levy                        125,000        275,000(1)        $ 1.15             April 3, 2016
---------------------------------------------------------------------------------------------------------

(1)On April 3, 2006, we issued to our then Chief Financial Officer options to purchase 400,000 shares of our Common stock pursuant to our 2004 Global Share
Option Plan. The option vests in sixteen equal quarterly installments of 25,000 shares each beginning on July 1, 2006.

                            COMPENSATION OF DIRECTORS

We have agreements with each of our directors, pursuant to which we have agreed to reimburse them for reasonable and necessary expenses incurred in connection with attendance at meetings of the board of directors and other Zone4Play business.

Upon his appointment as a director of our company in 2007, we also agreed to grant Mr. Adiv Baruch an option to purchase up to 192,261 shares of our common stock under the terms of our 2004 Global Share Option Plan ("Option") at an exercise price per share of $1.00. The Option vests in three equal annual installments, whereby Mr. Baruch has the right to purchase one third of the shares subject to the Option at the expiration of the first, second and third year respectively from the date of the agreement, provided that Mr. Baruch remains a member of the Board of Directors at such time. In the event of a termination of the agreement for cause at any time, the Option, to the extent not exercised, shall terminate and be cancelled and non-exercisable.

In April of 2006, in recognition of his services as a director, we granted Mr.
Adiv Baruch an option to purchase up to an additional 200,000 shares of our common stock at an exercise price of $0.725 per share for a period of 3 years.

The following table provides information regarding compensation earned by, awarded or paid to each person for serving as a non-employee director during the year ended December 31, 2007.

                         FEES EARNED OR      OPTION
       NAME               PAID IN CASH     AWARDS (1)        TOTAL
       ----               ------------     ----------        -----

       Adiv Baruch (2)      $  0            $20,925          $20,925

(1)  The dollar value recognized for the stock option awards was determined in accordance with SFAS123(R). For a disclosure of the assumptions made in the valuation please refer to footnote 2(i) in our financial statements sent together with this proxy statement.

(2)  Mr. Adiv Baruch had 392,261 options outstanding as of December 31, 2007.

                                     - 7 -

                          REPORT OF THE AUDIT COMMITTEE

Management is responsible for our financial reporting process, including its system of internal controls and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. Our independent registered public accounting firm is responsible for auditing those financial statements. The Audit Committee's responsibility is to monitor and review these processes. As appropriate, the Audit Committee reviews and evaluates, and discusses with our management and our independent registered public accounting firm, the following:

     o    the plan for, and the independent registered public accounting firm's report on, each audit of our financial statements;

     o    the independent registered public accounting firm's review of our unaudited interim financial statements;

     o    our financial disclosure documents, including all financial statements and reports filed with the Securities and Exchange Commission or sent to stockholders;

     o    our management's selection, application and disclosure of critical accounting policies;

     o    changes in our accounting practices, principles, controls or methodologies;

     o    significant developments or changes in accounting rules applicable to us; and

     o    the adequacy of our internal controls and accounting and financial personnel.

     The Audit Committee reviewed and discussed with our management our audited financial statements for the year ended December 31, 2007. The Audit Committee will also review and discuss the audited financial statements and the matters required by Statement on Auditing Standards No. 61 titled Communication with
Audit Committees, with our independent registered public accounting firm. These standards require our independent registered public accounting firm to discuss with our Audit Committee, among other things, the following:

     o    methods used to account for significant unusual transactions;

     o    the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

     o    the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors' conclusions regarding the reasonableness of those estimates; and

     o    disagreements with management over the application of accounting principles, the basis for management's accounting estimates and the disclosures in the financial statements.

Our independent registered public accounting firm also provided the Audit
Committee with the written disclosures and the letter required by Independence
Standards Board Standard No. 1, titled Independence Discussions with Audit
Committees. Independence Standards Board Standard No. 1 requires auditors annually to disclose in writing all relationships that, in the auditor's professional opinion, may reasonably be thought to bear on independence, confirm their perceived independence and engage in a discussion of independence. In addition, the Audit Committee discussed with our independent registered public accounting firm their independence from Zone4Play. The Audit Committee also considered whether our independent registered public accounting firm's provision of certain other non-audit related services to Zone4Play is compatible with maintaining our auditors' independence, and concluded that it was compatible.

                                     - 8 -

Based on our discussions with management and our independent registered public accounting firm, and our review of the representations and information provided by our management and our independent registered public accounting firm, the
Audit Committee recommended to our board of directors that the audited financial statements be included in our annual report on Form 10-KSB for the year ended
December 31, 2007.

                                        By the Audit Committee of the Board of
                                        Directors of Zone 4 Play, Inc.
                                        /s/ Adiv Baruch
                                        ---------------
                                        Adiv Baruch, Sole Member

                                     - 9 -

                               EXECUTIVE OFFICERS

The following table identifies our current executive officer:

NAME             AGE    CAPACITIES IN WHICH SERVED                                IN CURRENT POSITION SINCE
-------------- -------- --------------------------------------------------------  ----------------------------

Steve Baker       55    Chief Executive Officer and Corporate Secretary           November 2007

     Mr. Baker's background is described above. Officers are elected annually by the board of directors (subject to the terms of any employment agreement) at our annual meeting, to hold such office until an officer's successor has been appointed, unless an officer sooner dies, resigns or is removed by the board.
Some of our directors and our executive officer also serve in various capacities with our subsidiaries. There are no family relationships among any of our directors and executive officers.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, or the
Exchange Act, requires company's directors, officers and stockholders who beneficially own more than 10% of any class of equity securities of Zone4Play registered pursuant to Section 12 of the Exchange Act, collectively referred to herein as the Reporting Persons, to file initial statements of beneficial ownership of securities and statements of changes in beneficial ownership of securities with respect to the company's equity securities with the SEC. All
Reporting Persons are required by SEC regulation to furnish us with copies of all reports that such Reporting Persons file with the SEC pursuant to Section
16(a). Based solely on our review of the copies of such reports and upon written representations of the Reporting Persons received by us, we believe that all
Section 16(a) filing requirements applicable to such Reporting Persons have been met.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Only our stockholders of record as of the close of business on the Record Date are entitled to receive notice of and to vote at the Meeting. As of the Record
Date, there were 69 registered holders of record of our common stock, and we had outstanding 32,319,301 shares of our common stock and each outstanding share is entitled to one vote at the Meeting. The following table sets forth certain information, as of the Record Date, with respect to holdings of our common stock by (1) each person known by us to be the beneficial owner of more than 5% of the total number of shares of our common stock outstanding as of such date; (2) each of our directors, which includes all nominees; and (3) all of our directors and our current executive officer as a group.

                                                              AMOUNT AND NATURE OF                PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER (1)                    BENEFICIAL OWNERSHIP(2)             OF CLASS(3)
-------------------------------------------------------  -------------------------------  ------------------------

5% BENEFICIAL OWNERS

Steve Baker                                                                -                          *

Shimon Citron (4)                                                  5,721,272                       16.5%

Pini Gershon                                                       2,706,950                        8.4%

Orinda Capital (5)
11 El Sueno, Orinda, CA 94563                                      4,965,518                       14.3%

Walham Investments Group Inc (6)
c/o Patton Moreno and Asvat (BVI) Ltd.
P.O. Box 3174, Road Town, Tortola,
British Virgin Islands                                             2,758,620                        8.2%

Dave Games Invest Corporation Inc.(7)
c/o 24 Ramban Street, Jerusalem, Israel                            2,758,620                        8.2%

Smithfield Fiduciary LLC (8)
The Anchorage Centre, 2nd Floor
Harbor Drive, George Town
Grand Cayman, Cayman Islands, British West Indies                  2,859,700                        8.7%

OTHER DIRECTORS:

Adiv Baruch (9)                                                      328,174                       1.01%

All directors and current executive officers as a
group (4 persons) (4)(9)                                           6,049,446                       17.3%

                                     - 10 -

(1) Unless otherwise provided, all addresses are c/o Zone 4 Play, Inc. at the address set forth on the cover page of this proxy statement.

(2) Except as otherwise indicated, all shares are beneficially owned and sole investment and voting power is held by the persons named.

(3) Applicable percentage of ownership is based on 32,319,301 shares of our common stock outstanding as of the Record Date, plus any common stock equivalents and options or warrants held by such holder which are presently or will become exercisable within 60 days after the Record Date.

(4) Includes an option to purchase 1,863,000 shares at an exercise price of
$1.15 per share and 500,000 shares at an exercise price of $0.575 per share.
Also includes 494,449 shares owned by Yariv Citron, son of Shimon Citron. Yariv
Citron has reached the age of 18 and Mr. Citron disclaims any beneficial ownership of Yariv Citron's shares.

(5) Includes warrants to acquire 2,482,759 shares.

(6) Includes warrants to acquire 1,379,310 shares. The information is based solely on a Schedule 13G filed with the SEC by the beneficial owner on August
14, 2006, describing the holdings of the beneficial owner as of December 31,
2006.

(7) Includes warrants to acquire 1,379,310 shares. The information is based solely on a Schedule 13G filed with the SEC by the beneficial owner on January
22, 2007, describing the holdings of the beneficial owner as of March 20, 2006.

(8) Includes warrants to acquire 500,000 shares. Smithfield Fiduciary LLC with an address at the Anchorage Centre, 2nd Floor Harbor Drive, George Town, is the
beneficial owner of and shares the voting and investment power with respect to
500,000 shares of our common stock and warrants to purchase an additional
500,000 shares of our common stock. Highbridge International LLC is the beneficial owner of and shares the voting and investment power with respect to
1,859,700 shares of our common stock. In addition, each of Highbridge
International LLC, Highbridge Master L.P., Highbridge Capital Corporation,
Highbridge Capital L.P., Highbridge GP, Ltd., Highbridge GP, LLC, Highbridge
Capital Management, LLC, Glenn Dubin and Henry Swieca may be deemed the beneficial owner of the 500,000 shares of our common stock and warrants to purchase an additional 500,000 shares of our common stock owned by Smithfield
Fiduciary LLC and 1,564,200 shares of our common stock owned by Highbridge
International LLC. The information is based solely on a Schedule 13G/A filed with the Securities and Exchange Commission by the beneficial owner on January
30, 2008, describing the holdings of the beneficial owners as of December 31,
2007.

(9) Includes warrants to acquire 200,000 shares of Common Stock and Options to acquire 124,087 shares of Common Stock, which were exercisable within 60 days as of the Record Date.

                                     - 11 -

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On November 6, 2007, we and Two Way Media Limited, or TWM entered into a joint venture agreement, or the Agreement, to develop both companies' gaming activities. The activities of the joint venture will be conducted through Two
Way Gaming Limited, or TWG, a new entity established by the Company and TWM, and owned by them in equal parts, which will operate from Alderney.

In addition, the Company and TWM entered into a shareholders agreement, or the
Shareholders Agreement, dated November 6, 2007, which defines the parties rights and obligations in connection with the establishment, management, financial matters, transfer of shares and other matters related to the conduct and activities of TWG.

In connection with the entry of the Agreement, and as condition precedent to the entry, of the Shareholders Agreement, on November 6, 2007, the Company, TWM and
Winner.com (UK) Ltd , or Winner, terminated the Interactive Fixed Odds Betting
Services Agreement, which was entered among them on February 22, 2005, or the
Old Agreement. In connection with the termination of the Old Agreement Winner waived any and all rights granted to it under the Old Agreement and in consideration of such waiver the Company granted to Winner an option, or the
Option, to purchase from the Company such number of shares of TWG representing
7.5% of the of TWG's total share capital on a fully diluted basis, which on the date of the Agreement equaled 750 shares. The Option is evidenced by a grant letter, or the Grant Letter of even date, and will become exercisable only upon the occurrence of: (1) an initial public offering of TWG, (2) a merger, acquisition or reorganization of TWG, or (3) a sale of substantially all of
TWG's assets. Winner is owned by our former Chief Executive Officer and current director, Mr. Shimon Citron.

The Board approved and recommended to the Shareholders that the Company enter into the Convertible Debt transaction with Mr. Shimon Citron. The transaction is comprised of a Convertible Loan Agreement, a Convertible Promissory Note, a
Security Agreement and a Common Stock Purchase Warrant, as described under
Proposal 3 on Page 3 of this Proxy Statement.

                     INFORMATION CONCERNING OUR INDEPENDENT
                        REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has retained Ziv Haft, a member of the BDO Network, or BDO, as our independent registered public accounting firm for the fiscal year ended
December 31, 2007. This appointment replaced Kost, Forer, Gabbay & Kassierer a
Member of Ernst & Young Global, or E&Y, which was dismissed by our Audit
Committee effective on June 23, 2006 as the independent accountant engaged to audit our financial Statements. E&Y performed the audit of our financial statements since inception. Neither BDO nor any of its directors has any direct or indirect financial interest in or any connection with us in any capacity other than as auditors.

One or more representatives of BDO is expected to attend the Meeting and have an opportunity to make a statement and/or respond to appropriate questions from our stockholders.

The following table summarizes the fees BDO billed for the last fiscal year for audit services and other services since the engagement of BDO as the our independent registered public accounting firm in June 2006:

FEE CATEGORY            2007           2006
------------          -------        -------

Audit Fees            $75,000        $ 72,000 (1)

Tax Fees (2)          $ 8,000        $ 8,000

All Other Fees              -              -
                      -------        -------

Total Fees            $83,000         80,000
                      -------        -------

                                     - 12 -

(1) Consists of fees for professional services rendered in connection with the audit of our financial statements for the year ended on December 31, 2006, and the reviews of the financial statements included in each of our Quarterly
Reports on Form 10-QSB during 2006 as of the beginning of the second quarter, and fees for professional services rendered in connection with documents filed, including the registration statement on Form 20-F for Gaming, with the SEC during those quarters.

(2) Consists of fees relating to our tax compliance and tax planning.

PRE-APPROVAL POLICIES AND PROCEDURES

None of the audit-related fees billed in fiscal 2007 and 2006 related to services provided under the de minimis exception to the SEC's audit committee pre-approval requirements.

The Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy generally provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by the
Audit Committee or the engagement is entered into pursuant to one of the pre-approval procedures described below.

From time to time, the Audit Committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

                              STOCKHOLDER PROPOSALS

Stockholders who wish to submit proposals for inclusion in our proxy statement and form of proxy relating to our 2009 annual meeting of stockholders must advise our Secretary of such proposals in writing by December 1, 2008.

Stockholders who wish to present a proposal at our 2009 annual meeting of stockholders without inclusion of such proposal in our proxy materials must advise our Secretary of such proposals in writing by February 15, 2009.

If we do not receive notice of a stockholder proposal within this timeframe, our management will use its discretionary authority to vote the shares they represent, as our board of directors may recommend. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these requirements.

              HOUSEHOLDING OF SPECIAL AND ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of our proxy statement or annual report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you call or write us at the address shown on the first page of this proxy statement. If you want to receive separate copies of the annual report and any proxy statement in the future or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holders, or you may contact us at the address shown on the first page of this proxy statement or by phone at (302) 691-6177.

                                  OTHER MATTERS

Our board of directors is not aware of any matter to be presented for action at the Meeting other than the matters referred to above and does not intend to bring any other matters before the Meeting. However, if other matters should come before the Meeting, it is intended that holders of the proxies will vote thereon in their discretion.

                                     - 13 -

                INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

Our financial statements for fiscal 2007 are incorporated into this proxy statement by reference to our annual report to shareholders for the year ended
December 31, 2007, which was mailed to you with this proxy statement.

                                     GENERAL

The accompanying proxy is solicited by and on behalf of our board of directors, whose notice of meeting is attached to this proxy statement, and the entire cost of such solicitation will be borne by us.

In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries. We will reimburse such persons for their reasonable expenses in connection therewith.

Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE
ENCLOSED RETURN ENVELOPE. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED
AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

                                 By Order of the Board of Directors

                                 /s/ Steve Baker
                                 -------------------------
                                 Steve Baker
                                 CHIEF EXECUTIVE OFFICER AND CORPORATE SECRETARY

Tel Aviv, Israel
March 17, 2008

                                     - 14 -

                                ZONE 4 PLAY, INC.

                                   PROXY CARD

     THE FOLLOWING PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF ZONE 4 PLAY, INC.

     The undersigned stockholder of Zone 4 Play, Inc. (the "Company") hereby appoints Steve Baker as proxy and attorney of the undersigned, for and in the name(s) of the undersigned, to attend the special meeting in lieu of an annual meeting of stockholders of the Company (the "Stockholders Meeting") to be held at the Company's offices at Israel R&D Center, Kyriat Atidim, Bldg. 2, Tel Aviv
61580, Israel on Monday, April 14, 2008 at 5:00 P.M. local time, and any adjournment thereof, to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the Stockholders Meeting with all powers possessed by the undersigned if personally present at the Stockholders Meeting, including, without limitation, to vote and act in accordance with the instructions set forth below. The undersigned hereby acknowledges receipt of the Notice of the
Stockholders Meeting and revokes any proxy heretofore given with respect to such meeting.

     The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy Card is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" each proposal.

     PLEASE VOTE, DATE, AND SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE
PRESIDING DIRECTORS LISTED BELOW.

1.   Proposal 1 - Election of Directors: To elect the following nominees to the
     Board to serve as directors of the Company until the next annual meeting of the stockholders and until his successor is elected and qualified or his earlier resignation or removal:

         Shimon Citron        For  [_]                   Withhold  [_]
         Niv Zilberstein      For  [_]                   Withhold  [_]
         Steve Baker          For  [_]                   Withhold  [_]
         Adiv Baruch          For  [_]                   Withhold  [_]

2.   Proposal 2 - Amendment of Articles of Incorporation to Change Company's
     Name from Zone 4 Play, Inc. to Win Gaming Media, Inc.

         For  [_]                   Against  [_]              Abstain  [_]

3.   Proposal 3 - Approval of Convertible Loan Agreement: to approve the
     Convertible Loan Agreement and the ancillary transaction documents.

         For  [_]                   Against  [_]              Abstain  [_]

4.   In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

MARK HERE IF YOU PLAN TO ATTEND THE MEETING  [_]

MARK HERE FOR ADDRESS CHANGE AND NOTE AT RIGHT  [_] ____________________
                                                    ____________________

SEE REVERSE       CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
   SIDE                                                                SIDE

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. JOINT OWNERS SHOULD EACH
SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN,
PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE
NAME BY AN AUTHORIZED OFFICER OR IF A PARTNERSHIP, PLEASE SIGN IN FULL
PARTNERSHIP NAME BY AN AUTHORIZED PERSON.

Signature: ____________________________________________       Date: _________________
Print Name of Stockholder: _____________________________
Print Name of Signer: _________________________________
Print Title of Signer: ________________________________
Number Common Shares: _________________________________

Signature: ____________________________________________       Date: _________________
Print Name of Stockholder: ____________________________
Print Name of Signer: _________________________________
Print Title of Signer: ________________________________
Number Common Shares: _________________________________